T. Rowe Price Institutional International Funds, Inc.

T. Rowe Price Institutional Africa &Middle East Fund

T. Rowe Price Institutional Emerging Markets Equity Fund

Supplement to prospectus

The information on the funds` Portfolio Management in Section 3 of the prospectus is amended to reflect the following changes:

Effective immediately, Gonzalo Pangaro is Co-chairman of the Investment
Advisory Committee for the Emerging Markets Equity Fund, along with the current Chairman, Christopher D. Alderson. Mr. Pangaro has served as a member of the committee since 2004. In addition, Jose Costa Buck, S. Leigh Robertson, and Joseph Rohm are joining Frances Dydasco and Mark J.T. Edwards as members of the committee. Effective March 31, 2009, the
Chairman of the Investment Advisory Committee will be Mr. Pangaro and
Mr. Alderson will remain as a member of the committee. Mr. Pangaro joined
T. Rowe Price International in 1998 and his investment experience dates from 1991.

Effective March 31, 2009, Joseph Rohm will replace Christopher D. Alderson as Chairman of the Investment Advisory Committee for the Africa & Middle East Fund. Mr. Rohm has served as a member of the committee since the fund`s inception. Mr. Rohm joined T. Rowe Price International in 2005 and his investment experience dates from 2000. Prior to joining the firm, he was an investment analyst with Insight Investments (2002) and ABN AMRO (2000).
Mr. Alderson will remain a member of the committee.

The date of this supplement is September 11, 2008.

C100-041 9/11/08